INVESTORS MUNICIPAL CASH FUND
                   Investors Pennsylvania Municipal Cash Fund

                SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS
                         OF THE LISTED FUND (THE "FUND")
                              --------------------

On September 7, 1998, Zurich Insurance Company ("Zurich"), the majority owner of Scudder Kemper Investments, Inc. (the "Adviser"), entered into an agreement with B.A.T Industries p.l.c. ("B.A.T"), pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's investment management agreement with the Adviser was deemed to have been assigned and, therefore, terminated. The Board of Trustees of the Fund and the shareholders of the Fund have approved a new investment management agreement with the Adviser, which is substantially identical to the former investment management agreement, except for the dates of execution and termination.

At the special meeting of shareholders of the Fund held on December 17, 1998 (the "Special Meeting"), the shareholders of Investors Pennsylvania Municipal Cash Fund, a series of the Investors Municipal Cash Fund, confirmed that, as a matter of fundamental policy, the Fund is classified as a non-diversified series of an open-end investment company under the Investment Company Act of 1940 (the "1940 Act"), but the shareholders voted to eliminate any additional fundamental diversification policies.

Additionally,  at the Fund's  Special  Meeting,  the  shareholders  approved the reclassification of the Fund's investment objective(s) and policies as non-fundamental, with the exception of those policies required to be fundamental by the 1940 Act. An objective or policy which is non-fundamental may be changed or eliminated by the Fund's Board of Trustees without a vote of the shareholders.









March 24, 1999
CPG-1F